UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

Kirkland's, Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	000-49885	62-1287151
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5310 Maryland Way
Brentwood, Tennessee		37027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 872-4800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KIRK	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 19, 2024, Kirkland’s, Inc. (the “Company”) issued a press release announcing its decision to extend the voting deadline for its upcoming special meeting of shareholders originally scheduled for December 23, 2024. A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “aim,” “believe,” “can,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “forecast,” “plan,” “possible,” “intend,” “target,” or the negative of these words or other similar expressions that concern the Company’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the Company’s ability to consummate the Transactions and satisfy applicable closing conditions, including the receipt of its shareholders’ approval of the Nasdaq Proposal. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in the Company’s plans or assumptions, that could cause actual results to differ materially from those projected. These risks include the risk of the Company’s shareholders not approving the Transactions, the occurrence of any event, change or other circumstances that could result in the Subscription Agreement being terminated or the Transactions not being completed on the terms reflected in the Subscription Agreement, or at all, and uncertainties as to the timing of the consummation of the Transactions; the ability of each party to consummate the Transactions; risks related to optional conversion of the convertible note under the Beyond Term Loan; risks related to the Collaboration Agreement and the Trademark License Agreement; the effect of the announcement or pendency of the Transactions on the Company’s business relationships, operating results and business generally; risks related to the Special Meeting diverting management’s attention from the Company’s ongoing business operations; unexpected costs, charges or expenses resulting from the Transactions; potential litigation relating to the Transactions that could be instituted against Beyond, the Company or their affiliates’ respective directors, managers or officers, including the effects of any outcomes related thereto; continued availability of capital and financing; the ability to obtain the various synergies envisioned in the Collaboration Agreement; the ability of the Company to successfully open Bed Bath & Beyond stores; the ability of each company to successfully market their products to the other company’s customers and to implement its plans, forecasts and other expectations with respect to its business after the completion of the transaction and realize additional opportunities for growth and innovation; and other risks detailed in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 29, 2024 and subsequent filings. All information provided in this Current Report on Form 8-K is as of the date hereof, and the Company undertakes no duty to update this information unless required by law. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this Current Report on Form 8-K.

Additional Information and Where to Find it

In connection with the Special Meeting to approve the Nasdaq Proposal, the Company filed a definitive proxy statement on Schedule 14A with the SEC on November 8, 2024. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS, THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement was mailed or made available to shareholders of the Company on or about November 8, 2024. Shareholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, shareholders may obtain free copies of the documents (when they become available) on the Company’s website, https://ir.kirklands.com/ or by contacting Investor Relations by mail at Attn: Investor Relations, 5310 Maryland Way, Brentwood, TN 37027.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the Special Meeting to approve the Nasdaq Proposal. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Transactions and their respective direct and indirect interests in the Transactions, by security holdings or otherwise, will be if any, is included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Transactions (if and when they become available). Free copies of these documents may be obtained as described in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

(d) exhibits

Exhibit Number	Description

99.1	Press Release issued by Kirkland's, Inc., dated December 19, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kirkland's, Inc.

Date:	December 19, 2024	By:	/s/ Carter R. Todd
Name: Carter R. Todd Title: Senior Vice President and General Counsel